CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE EQUITY INCOME FUND

Class N (RIMHX)

Supplement dated January 3, 2022, to the Statutory Prospectus (the "Prospectus") dated

January 31, 2021, as amended and restated October 15, 2021,
and the Statement of Additional Information (the "SAI") dated January 31, 2021, as amended and restated October 15, 2021

The Prospectus section for the City National Rochdale Equity Income Fund titled "Portfolio Manager" on page 52 is replaced in its entirety with the following:

PORTFOLIO MANAGERS

Tony Hu, Senior Portfolio Manager and Senior Equity Analyst of the Adviser, and David Shapiro, Senior Portfolio Manager and Senior Equity Analyst of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Hu and Shapiro have served as portfolio managers for the Fund since 2022.

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The Prospectus section titled "Management of the Funds – Sub-Advisers and Portfolio Managers – Equity Income Fund" on page 81 is replaced in its entirety with the following:

Tony Hu and David Shapiro are portfolio managers for the Equity Income Fund.

Tony Hu is a Senior Portfolio Manager and Senior Equity Analyst of the Adviser. Prior to joining the Adviser in 2007, Mr. Hu was an Equity Research Associate at Bear Stearns from 2005 to 2007. Mr. Hu also held equity research positions at ThinkEquity Partners and Morningstar. Mr. Hu received his MSE in Computer Science & Engineering from the University of Michigan and his MBA in Finance from the London Business School. He holds the Chartered Financial Analyst® designation and the Financial Risk Manager certification.

David Shapiro is a Senior Portfolio Manager and Senior Equity Analyst of the Adviser. Mr. Shapiro has more than 20 years of experience in investment research and analysis and financial services. Prior to joining the Adviser in 2014, Mr. Shapiro held senior analyst positions covering consumer and other sectors at a few long short equity hedge fund advisers. Previously, Mr. Shapiro was an equity research associate at Lehman Brothers. He also spent five years in investment banking and business development roles, working on corporate partnerships, restructurings, capital raisings, and acquisitions. Mr. Shapiro received his MBA in Finance from Columbia Business School, a BS in Economics from the Wharton School and a BA in Sociology from the College of Arts of Sciences at the University of Pennsylvania.

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The subsection titled "Equity Income Fund" on pg. 82 of the SAI under the section titled "Portfolio Managers" is replaced in its entirety with the following:

Equity Income Fund

The individuals with primary responsibility for managing the Equity Income Fund are Tony Hu and David Shapiro.

Mr. Hu manages the following accounts (including the Equity Income Fund) as of December 31, 2021:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$245.72	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Shapiro manages the following accounts (including the Equity Income Fund) as of December 31, 2021:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$245.72	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Neither Mr. Hu nor Mr. Shapiro owns any shares of the Equity Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-060-0100